UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 21, 2006 (November 16, 2006)
AMSURG CORP.
(Exact Name of Registrant as Specified in Charter)

Tennessee (State or Other Jurisdiction of Incorporation)	000-22217 (Commission File Number)	62-1493316 (I.R.S. Employer Identification No.)

20 Burton Hills Boulevard Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)
(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Ex-99.1 First Amendment to Form of Employment Agreement with executive officers
Ex-99.2 First Amendment to Amended and Restated AmSurg Corp. 1997 Stock Incentive Plan
Ex-99.3 First Amendment to the AmSurg Corp. 2006 Stock Incentive Plan

Item 1.01. Entry Into a Material Definitive Agreement
     On November 16, 2006, the Board of Directors of AmSurg Corp. (the “Company”) approved changes to the Company’s compensation arrangements for its non-employee directors. The Board approved payments to each non-employee director of $2,500 for each director education session conducted by the Company that he or she attends in person and $1,000 for each director education session conducted by the Company that he or she attends via telephone. In addition, the Board determined that directors will be compensated for attending meetings of the Board of Directors and committees of the Board only if the duration of those meetings exceeds one hour.
      The Board of Directors of the Company also approved a First Amendment to Employment Agreement to be entered into by the Company and each of Claire M. Gulmi, David L. Manning, Frank J. Coll and Royce D. Harrell. The amendment clarifies the circumstances under which the executive is entitled to receive payment following his or her disability, and provides that severance payments and benefits payable to the executive pursuant to the employment agreement may be delayed so that executive may avoid additional taxes and penalties under Section 409A of the Internal Revenue Code of 1986, as amended. The Form of the First Amendment to Employment Agreement is attached hereto as Exhibit 99.1.
     On November 16, 2006, the Board of Directors of the Company approved a First Amendment to the Amended and Restated AmSurg Corp. 1997 Stock Incentive Plan to revise the provisions of the plan regarding adjustments to the shares subject to awards granted under the plan in connection with a recapitalization or other similar event. The First Amendment to the Amended and Restated AmSurg Corp. 1997 Stock Incentive Plan is attached hereto as Exhibit 99.2.
     The Board of Directors of the Company also approved a First Amendment to the AmSurg Corp. 2006 Stock Incentive Plan to revise the provisions of the plan regarding adjustments to the shares subject to awards granted under the plan in connection with a recapitalization or other similar event and to provide that, prior to approval by the Board of Directors of the Company, any discretionary awards to non-employee directors pursuant to the plan must be approved by the Compensation Committee of the Company’s Board of Directors. The First Amendment to the AmSurg Corp. 2006 Stock Incentive Plan is attached hereto as Exhibit 99.3.
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit 99.1	—	First Amendment to Form of Employment Agreement with executive officers
	Exhibit 99.2	—	First Amendment to Amended and Restated AmSurg Corp. 1997 Stock Incentive Plan
	Exhibit 99.3	—	First Amendment to the AmSurg Corp. 2006 Stock Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.
By:	/s/ Claire M. Gulmi
Claire M. Gulmi
Senior Vice President, Chief Financial Officer and Secretary

Date: November 21, 2006

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	First Amendment to Form of Employment Agreement with executive officers
99.2	First Amendment to Amended and Restated AmSurg Corp. 1997 Stock Incentive Plan
99.3	First Amendment to the AmSurg Corp. 2006 Stock Incentive Plan